Exhibit 99.2
LETTER OF TRANSMITTAL
CARROLS RESTAURANT GROUP, INC.
OFFER TO EXCHANGE
All Outstanding 11.25% Senior Secured Second Lien Notes due 2018
($150,000,000 Principal Amount)
for
11.25% Senior Secured Second Lien Notes due 2018
($150,000,000 Principal Amount)
Which have been Registered under the Securities Act of 1933

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2012 UNLESS THE OFFER IS EXTENDED
The Exchange Agent for the Exchange Offer is:
The Bank of New York Mellon Trust Company, N.A.
By Registered or Certified Mail or By Hand or Overnight Delivery:
The Bank of New York Mellon Trust Company, N.A., as Exchange Agent
c/o The Bank of New York Mellon Corporation
Corporate Trust Operations-Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, New York 13057
Attention: Adam Decapio
By Facsimile (for Eligible Institution Only):
(732) 667-9408
Attention: Adam Decapio
Confirm by Telephone:
(315) 414-3360
Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
The undersigned hereby acknowledges receipt of the Prospectus dated , 2012 (as it may be amended or supplemented from time to time, the “Prospectus”) of Carrols Restaurant Group, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (this “Letter of Transmittal”), which together describe the Company's offer (the “Exchange Offer”) to exchange $150,000,000 aggregate principal amount of its 11.25% Senior Secured Second Lien Notes due 2018 (the “Exchange Notes”), guaranteed by certain subsidiaries of the Company (collectively, the “Guarantors”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 11.25% Senior Secured Second Lien Notes due 2018 (the “Outstanding Notes”), guaranteed by the Guarantors, in integral multiples of $2,000 and multiples of $1,000 in excess thereof, from the registered holders thereof. The Outstanding Notes are unconditionally guaranteed (the “Outstanding Notes Guarantees”) by the Guarantors on a senior secured second lien basis, and the Exchange Notes will be unconditionally guaranteed (the “Exchange Notes Guarantees”) by the Guarantors on a senior secured second lien basis. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on , 2012, unless the Company extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used herein, but not otherwise defined shall have the meaning set forth in the Prospectus. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the Exchange Notes Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Outstanding Notes Guarantees with respect to all Outstanding Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this letter, unless the context otherwise requires, references to the “Exchange Offer” include the Guarantors' offer to exchange the Exchange Notes Guarantees for the Outstanding Notes Guarantees, references to the “Exchange Notes” include the related Exchange Notes Guarantees, and references to the “Outstanding Notes” include the related Outstanding Notes Guarantees.

For each Outstanding Note accepted for exchange, the Holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to the principal amount at maturity of the surrendered Outstanding Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Outstanding Notes surrendered for them, or, if no interest has been paid on such Outstanding Notes, from May 30, 2012. The Company will not pay interest on the Outstanding Notes accepted for exchange. Interest is payable on the Exchange Notes on May 15 and November 15 of each year, commencing November 15, 2012.
The term “Holder” with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.
The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act.
The Company will issue Exchange Notes for Outstanding Notes that it has accepted for exchange under the Exchange Offer only after the Exchange Agent timely receives:

(1)	Outstanding Notes or a timely book-entry confirmation that Outstanding Notes have been transferred in the Exchange Agent's account at The Depository Trust Company (“DTC”); and

(2)
this Letter of Transmittal, properly completed and duly executed, and all other required documents or a properly transmitted agent's message. “Agent's message” means a message, transmitted by DTC and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant tendering Outstanding Notes that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce that agreement against the participant.

See Instruction 1.
Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at DTC and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.” See Instruction 2.
Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent which address and telephone number appear on the front page of this Letter of Transmittal.
DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, certificate or registration numbers and aggregate principal amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF 11.25% SENIOR SECURED SECOND LIEN NOTES DUE 2018 TENDERED HEREBY
Name(s) and Address(es) of Registered Outstanding Note Holder(s) (Please fill in)	Certificate or Registration Number(s)*	Aggregate Principal Amount Represented by Outstanding Notes*	Principal Amount Tendered**

Total
* Need not be completed by Holders tendering by book-entry transfer.
** Unless otherwise indicated, the Holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Note indicated. All tenders must be in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof for the Notes.

This Letter of Transmittal is to be used (i) if certificates for Outstanding Notes are to be forwarded herewith or (ii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
Account Number:
Transaction Code Number:
Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an “Agent's Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed on behalf of itself and the beneficial owners of any tendered Outstanding Notes to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through an Agent's Message via ATOP.

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder (s):
Name of Eligible Institution that Guaranteed Delivery:
If delivery by book-entry transfer-
Account Number:
Transaction Code Number:
☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
Address:
If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company and the Guarantors, in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (b) present and deliver such Outstanding Notes for transfer on the books of the Company, all in accordance with the terms of the Exchange Offer.
The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of the Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations, with respect to such validly tendered Outstanding Notes accepted for exchange, set forth in the Registration Rights Agreement dated as of May 30, 2012, among the Company, the Guarantors and Wells Fargo Securities, LLC, as representative of the initial purchasers (the “Registration Rights Agreement”), and if all of the Outstanding Notes are validly tendered for exchange, the Company shall have no further obligations or liabilities thereunder except as provided in Section 8 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.
The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “Exchange Offer—Conditions.” The undersigned recognizes that as a result of those conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “Exchange Offer—Conditions” occur.
The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. By tendering the Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (2) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, (3) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and (4) if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that (1) it has not entered into any arrangement or understanding with the Company or an affiliate of the Company to distribute the Exchange Notes and (2) it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.
The Company has agreed that, subject to the provisions of the Registration Rights Agreement relating to the Outstanding Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date on which the registration statement of which the Prospectus forms a part is declared effective by the Securities and Exchange Commission or, if earlier, the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an Agent's message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect of which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement relating to the Outstanding Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.
As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “Exchange Offer—Exchange Agent.”
An “affiliate” of the Company or any holder of Outstanding Notes tendering its Outstanding Notes in the Exchange Offer with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes or any broker-dealer that acquired the Outstanding Notes directly from the Company and not as a result of market-making activities or other trading activities (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993) or similar interpretive letters and (ii) absent an exemption under the Securities Act, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Such broker-dealers may not use the prospectus for the exchange offer in connection with such resales.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable as provided in the Prospectus.
Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Notes are surrendered by Holder(s) that have completed either the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signatures(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

SPECIAL REGISTRATION INSTRUCTIONS
To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.
Name:

Address:

Book-Entry Transfer Facility Account:

Employer Identification or Social Security Number:

(please print or type)

SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of 11.25% Senior Secured Second Lien Notes due 2018 Tendered Hereby”

Name:

Address:

Employer Identification or Social Security Number:

(please print or type)

REGISTERED HOLDER(S) OF OUTSTANDING NOTES SIGN HERE (In addition, complete Substitute Form W-9 below)
X
X
Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holders(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

SIGNATURE GUARANTEE
Name and Capacity (full title)	(If Required-See Instruction 4)

(Signature of Representative of Signature Guarantor)

Address (including zip code)	(Name and Title)

(Area Code and Telephone Number)	(Name of Plan)

(Taxpayer Identification or Social Security No.)	(Area Code and Telephone Number)

Dated: , 2012	Dated: , 2012

PAYOR'S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
PAYEE'S NAME:
PAYEE'S ADDRESS:

SUBSTITUTE Form W-9	Part I-PLEASE PROVIDE YOUR TAX IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2-Certification-Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 (3) I am a U.S. person.

Payor's Request for TIN
Certification Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature                                                          Date                             , 2012

Name (Please Print)
Part 3Awaiting TIN ☐

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a number.

Signature	Date

Name (Please Print)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER
General
Please do not send certificates for Outstanding Notes directly to the Company. Your certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
1. Delivery of this Letter of Transmittal and Outstanding Notes. A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.
Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent's account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's message to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.
DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.
Delivery to an address other than as set forth herein, or instruction via a facsimile number other than the one set forth herein, will not constitute a valid delivery.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.
See the “Exchange Offer” section of the Prospectus.
2. Guaranteed Delivery Procedures. Guarantee of delivery procedures are applicable to the Outstanding Notes. Holders who wish to tender their Outstanding Notes, but whose Outstanding Notes are not immediately available and thus cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:
(a) the tender is made through a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal or a book-entry confirmation and Agent's Message, will be deposited by the Eligible Institution with the Exchange Agent; and
(c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal or a confirmation of book-entry transfer of the Outstanding Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and Agent's Message, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.
A Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.
3. Partial Tenders; Withdrawals. Tenders of Outstanding Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of 11.25% Senior Secured Second Lien Notes due 2018 Tendered Hereby.” A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.
Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable.
To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the Holder must otherwise comply with the withdrawal procedures of DTC, as described in the Prospectus. Any such notice of withdrawal must (a) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the “Depositor”), (b) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited, or otherwise comply with the book-entry transfer facility's procedures), (c) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, (d) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged, and (e) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer (or , in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.
4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.
Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.
If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required.
If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.
Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.
If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.
5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.
If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at DTC.
6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.
Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.
7. Substitute Form W-9. Each holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder's Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28%

federal income tax backup withholding on payments made in connection with the Outstanding Notes and the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.
8. Waiver of Conditions. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.
9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.
11. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of Letters of Transmittal and tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

IMPORTANT:
THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such Holder's correct Tax Identification Number (“TIN”) on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, payments that are made to such Holder with respect to the Outstanding Notes or the Exchange Notes may be subject to backup withholding.
Certain Holders (including, among others, U.S. corporations, financial institutions and certain non-U.S. individuals and non-U.S. entities) generally are not subject to these backup withholding and reporting requirements. Such Holders should complete the Substitute Form W-9 and write “Exempt” on the face thereof. A United States Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. Non-United States Holders must submit a properly completed IRS Form W-8BEN or other appropriate IRS Form W-8 to avoid backup withholding. IRS Form W-8BEN or such other appropriate IRS Form W-8 may be obtained by contacting the Exchange Agent at the address on the face of this Letter of Transmittal or online at www.irs.gov.
If backup withholding applies, the Exchange Agent is required to withhold 28% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.
Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a Holder with respect to the Outstanding Notes or the Exchange Notes, the Holder is required to notify the Exchange Agent of (a) his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such Holder that he or she is no longer subject to backup withholding and (b) if applicable, an adequate basis for exemption from backup withholding.
What Number to Give the Exchange Agent. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or the instructions on IRS Form W-9, which may be obtained from the Exchange Agent or online at www.irs.gov, for additional guidance on which number to report.
Certificate of Awaiting Taxpayer Identification Number. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write “APPLIED FOR” in the space for the TIN on Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. Notwithstanding that the box in Part 3 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the Holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY number of—	For this type of account:	Give the EMPLOYER IDENTIFICATION number of—
1. An individual's account	The individual	6. Sole proprietorship or single-owner LLC account	The owner (3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate or pension trust account	Legal entity (4)

		8. Corporate or LLC electing corporate status account	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust account (grantor is also a trustee)	The grantor-trustee (1)	9. Association, club, religious, charitable, educational or other tax-exempt organization account	The organization

b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	10. Partnership or multi-member LLC account	The partnership

		11. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC account	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's Social Security number.

(3)	You must show your individual name, but you may also enter the business or “doing business as” name. You may use either your Social Security Number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.
Payees Exempt from Backup Withholding
Backup withholding is not required on any payments made to the following:

•
An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.
Other payees that may be exempt from backup withholding:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. SIGN, DATE AND FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN IT TO THE PAYOR.
Payments Exempt from Backup Withholding
Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.